                                                                   EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder report of American Century  Quantitative
Equity  Funds,  Inc.  (the  "Registrant")  on Form N-CSR for the  period  ending
December 31, 2008 (the  "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  February 27, 2009

                                         /s/ Jonathan S. Thomas
                                         ------------------------------------
                                         Jonathan S. Thomas
                                         President
                                         (chief executive officer)

                                         /s/ Robert J. Leach
                                         -------------------------------------
                                         Robert J. Leach
                                         Vice President, Treasurer, and
                                         Chief Financial Officer
                                         (chief financial officer)